2012 Executive Cash

Incentive Bonus Plan

Incentive Structure

Metrics

Annual Weighting of metrics

Target Payouts by quarter

Target setting

Target leverage and ranges

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Metrics

Constant Contact®
Connect. Inform. Grow.

- QRG
  - Defined as quarterly revenue growth.
- Adjusted EBITDA Margin
  - Defined as GAAP operating income, plus depreciation and amortization, non-cash stock based compensation, minus interest, adjusted for taxes, calculated as a percentage of revenue.
- Customer Satisfaction
  - Defined as the monthly percentages of surveyed customers that rate their overall experience with Constant Contact during a quarter as "very good" or "excellent" (or substantial equivalent if revised) averaged over the quarter.
- EVM and SaveLocal Annual Revenue
  - Revenue attributable to the EVM and SaveLocal business units (EVM – GAAP Revenue; SaveLocal – cash collected).
- EVM Year-End Customer Count
  - Event marketing customers at December 31, 2012 (defined in the same manner as financial reporting).
- SaveLocal Aggregate Annual Deals
  - Total customer deals in 2012.
- Individual MBO
  - MBO will be focused on personal, professional or organizational growth and development over the course of the quarter.

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Annual Weighting of Metrics

CEO and VP, Executives (except EVM VP SaveLocal VP

Sales and EVM and SaveLocal

Marketing VPs)

QRG 60% 40% 25% 25%

Adjusted EBITDA Margin 15% 15% 10% 10%

Customer Satisfaction 25% 25% — —

MBOs — 20% 25% 25%

EVM or SaveLocal

Annual Revenue — — 25% 15%

EVM Year-End

Customer Count — — 15% —

SaveLocal Aggregate

Annual Deals — — — 25%

100% 100% 100% 100%

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Target Payouts by Quarter (CEO/VP Sales and Marketing)

Q1 Q2 Q3 Q4 Total

QRG 15% 15% 15% 15% 60%

Adjusted 3.75% 3.75% 3.75% 3.75% 15%

EBITDA

Margin

Customer 6.25% 6.25% 6.25% 6.25% 25%

Satisfaction

25% 25% 25% 25% 100%

Calculations equal to percentages of annual target incentive.

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Target Payouts by Quarter (Executives w/out EVM and SaveLocal VPs)

Q1 Q2 Q3 Q4 Total

QRG 10% 10% 10% 10% 40%

Adjusted 3.75% 3.75% 3.75% 3.75% 15%

EBITDA

Margin

Customer 6.25% 6.25% 6.25% 6.25% 25%

Satisfaction

MBOs 5% 5% 5% 5% 20%

25% 25% 25% 25% 100%

Calculations equal to percentages of annual target incentive.

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Target Payouts by Quarter (EVM VP)

Q1 Q2 Q3 Q4 Total

QRG 6.25% 6.25% 6.25% 6.25% 25%

Adjusted 2.5% 2.5% 2.5% 2.5% 10%

EBITDA

Margin

MBOs 6.25% 6.25% 6.25% 6.25% 25%

EVM Annual—— 25% 25%

Revenue

EVM—— 15% 15%

Year-End

Customer

Count

15% 15% 15% 55% 100%

Calculations equal to percentages of annual target incentive.

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Target Payouts by Quarter (SaveLocal VP)

Q1 Q2 Q3 Q4 Total

QRG 6.25% 6.25% 6.25% 6.25% 25%

Adjusted 2.5% 2.5% 2.5% 2.5% 10%

EBITDA

Margin

MBOs 6.25% 6.25% 6.25% 6.25% 25%

SaveLocal—— 15% 15%

Annual

Revenue

SaveLocal—— 25% 25%

Aggregate

Annual

Deals

15% 15% 15% 55% 100%

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Target Setting

QRG

Set by Compensation Committee at beginning of year and mid-year based on Board budget.

Adjusted EBITDA Margin

Set by Compensation Committee at beginning of year and mid-year based on Board budget.

Customer Satisfaction

Set by Compensation Committee at beginning of year.

Individual MBOs

Set at beginning of each quarter by CEO for Vice Presidents.

EVM and SaveLocal Annual Revenue

Set by Compensation Committee at beginning of year based on Board budget.

EVM Year-End Customer Count

Set by Compensation Committee at beginning of year based on Board budget.

SaveLocal Aggregate Annual Deals

Set by Compensation Committee at beginning of year based on Board budget.

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Target Leverage and Ranges

QRG

Minimum target QRG threshold—80%; payout at 50% of target

Maximum target QRG threshold—140%; payout at 300% of target

Leverage as described on next page

Adjusted EBITDA Margin

Minimum target Adjusted EBITDA Margin threshold – (target less one percentage point); payout at 95% of target

Maximum target Adjusted EBITDA Margin threshold – (target plus one percentage point); payout at 105% of target

Leverage as described on next page

Customer Satisfaction

Minimum target customer satisfaction – (target minimum less three percentage points); payout at 25% of target

Maximum target customer satisfaction – (target maximum plus four percentage points); payout at 200% of target

MBOs

No minimum threshold

Maximum payment 100%

Payout equal to weighted % attainment of objective

EVM Annual Revenue

Minimum target EVM Annual Revenue threshold—80%; payout at 50% of target

Maximum target EVM Annual Revenue threshold—140%; payout at 300% of target

Leverage as described on next page

EVM Year-End Customer Count

Minimum target EVM Year-End customer count threshold—100%; payout at 100% of target

Maximum EVM Year-End Customer Count threshold—140%; payout at 300% of target

Linear interpolation between data points

SaveLocal Annual Revenue

Minimum target SaveLocal Annual Revenue threshold—50% payout at 58.7% achievement up to 100% payout at 100% achievement (linear interpolation between data points)

Over-performance milestones:

Greater than 117.4% achievement; payout at 150% of target

Greater than 176.2% achievement; payout at 200% of target

SaveLocal Aggregate Annual Deals

Minimum target SaveLocal Annual Deals threshold—50% payout at 55.5% achievement up to 100% payout at 100% achievement (linear interpolation between data points)

Over-performance milestones:

Greater than 166.6% achievement; payout at 150% of target

Greater than 222.2% achievement; payout at 200% of target

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Target Leverage and Ranges

QRG and EVM Annual Revenue Leverage Model

Achievement <80% 80% 85% 90% 95% 100% 105% 110% 115% 120% 125% 130% 135% 140%+

Payout

Percentage1 0% 50% 63% 75% 88% 100% 125% 150% 175% 200% 225% 250% 275% 300%

1Linear interpolation between data points

Adjusted EBITDA Margin Leverage Model

> Target EBITDA + 1% Point

Achievement < Target EBITDA – 1% Point Target EBITDA—1% Point Target EBITDA % Target EBITDA + 1% Point (and above)

Payout

Percentage1 0% 95% 100% 105% 105%

1Linear interpolation between data points

Customer Satisfaction Model

< Target Minimum -3 percentage points

Target Minimum -3 percentage points

Target Minimum 2 percentage points

Target Minimum -1 percentage point

Target Customer Sat Range

Target Maximum +1 percentage

Target Maximum +2 percentage point

Target Maximum +3 percentage points

Target Maximum +4 percentage points

Payout Percentage 0% 25% 50% 75% 100% 125% 150% 175% 200%

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